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                                                                   Exhibit 10(c)

           AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT
           ----------------------------------------------------------


     This Agreement, dated as of May 26, 1994, is made between EMONS TRANSPORTATION GROUP, INC. (formerly known as Emons Holdings, Inc.), a Delaware corporation with offices at 96 South George Street, York, Pennsylvania 17401 (together with any and all present and future affiliates and subsidiaries thereof, the "Company"), and ROBERT GROSSMAN, residing at 57 Deer Ford Drive, Lancaster, Pennsylvania 17601 (the "Employee"). All capitalized terms contained in this Agreement not otherwise defined herein have the meanings defined in the Amended and Restated Employment Agreement, dated as of December 31, 1989, between the Company and Employee (the "Amended and Restated Employment Agreement").

                                    RECITALS
                                    --------

     The Company and Employee previously entered into an Employment Agreement, dated as of December 31, 1986 (the "1986 Employment Agreement"), between the Company and Employee, pursuant to which the Company engaged Employee to serve as Chairman of the Board and Chief Executive Officer of the Company and perform services for the Company pursuant to the terms and condition of the 1986 Employment Agreement.

     The Company and Employee amended and restated the 1986 Employment Agreement in the Amended and Restated Employment Agreement, dated as of December 31, 1989 (the "Amended and Restated Employment Agreement"), between the Company and Employee, to read in full as set forth in the Amended and Restated Employment Agreement.

     The Company and Employee desire to amend the Amended and Restated Employment Agreement in certain respects as provided herein.

                          ===========================

     In consideration of the promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Amended and Restated Employment Agreement as set forth herein:

     1.  Amendment to Section 1.  Section 1 is hereby amended by substituting
         ----------------------
"December 31, 1994" for "the starting date."
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     2.  Amendment to Section 3.  Section 3 is hereby amended by substituting
         ----------------------
"$212,000" for "$200,000."

     3.  Amendment to Section 4.  Section 4 is hereby amended by
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substituting "five weeks" for "four weeks."

     4. Except as herein specifically amended, all terms, covenants and provisions of the Amended and Restated Employment Agreement shall remain in full force and effect and shall be performed by the parties thereto according to its terms and provisions.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment to the Amended and Restated Employment Agreement as of the date first above stated.

                             EMONS TRANSPORTATION GROUP, INC.

                             By:  /s/ Alfred P. Smith
                                  ----------------------------------
                                  Name:  Alfred P. Smith
                                  Title:  Executive Vice-President



                                  /s/Robert Grossman
                                  ----------------------------------
                                  Robert Grossman

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